UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

November 6, 2019

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)      On November 6, 2019, ERBA Diagnostics, Inc. (the “Company”) received a letter from Morrison, Brown, Argiz & Farra, LLC (“MBAF”), the Company’s independent registered public accounting firm, advising the Company of MBAF’s resignation as the Company’s independent registered public accounting firm.

During the two most recent fiscal years and the subsequent interim period preceding such resignation, and although MBAF had not issued any reports during this period, the Company had no disagreements with MBAF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to MBAF’s satisfaction, would have caused MBAF to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

As previously reported in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2014 and 2013, and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, the Company concluded that there were material weaknesses in its internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The Company has provided MBAF with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that MBAF furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether MBAF agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of MBAF’s letter, dated November 6, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      To date, the Company has not appointed an independent registered public accounting firm to audit its financial statements as successor to MBAF. The Company will file a Current Report on Form 8-K upon any appointment of a new independent registered public accounting firm for the Company.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibit 16.1 - Letter from Morrison, Brown, Argiz & Farra, LLC, dated November 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: November 12, 2019	By:	/s/ David Barka
David Barka,
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Morrison, Brown, Argiz & Farra, LLC, dated November 6, 2019.